PROSPECTUS

                            GREATER CINCINNATI FUND

The investment objective of the Greater Cincinnati Fund (the "Fund") is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in the Greater Cincinnati Area, and those companies having a significant presence in the Greater Cincinnati Area. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

Two classes of shares of the Fund are described in this Prospectus - Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR
                            CityFund Advisory, Inc.
                             525 Vine Street #1800
                            Cincinnati, Ohio  45202

The Fund is a non-diversified series of The Nottingham Investment Trust (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge. You may request the Statement of Additional Information dated September 1, 1995, as supplemented effective December 5, 1995, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, or by calling 1-800-525-FUND.


Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is September 1, 1995, as supplemented effective September 1, 1995, November 9, 1995, and December 5, 1995.


                               TABLE OF CONTENTS

PROSPECTUS SUMMARY. . . . . . . . . . . . . . . . . . . . . . .   2

SYNOPSIS OF COSTS AND EXPENSES. . . . . . . . . . . . . . . . .   3

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . .   5

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . .   6

RISK FACTORS. . . . . . . . . . . . . . . . . . . . . . . . . .   8

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . .  10

FEDERAL INCOME TAXES. . . . . . . . . . . . . . . . . . . . . .  11

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . .  12

HOW SHARES ARE VALUED . . . . . . . . . . . . . . . . . . . . .  13

HOW SHARES MAY BE PURCHASED . . . . . . . . . . . . . . . . . .  13

HOW SHARES MAY BE REDEEMED. . . . . . . . . . . . . . . . . . .  24

MANAGEMENT OF THE FUND. . . . . . . . . . . . . . . . . . . . .  26

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  29


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

Class B shares of the Fund will not be available for purchase in your state until further notice from the Fund.  Until such time, investors desiring to invest in the Fund should purchase Class A shares.  Please contact the Advisor at (601) 929-2106 to determine if Class B shares are available in your state.

                               PROSPECTUS SUMMARY

The Fund The Greater Cincinnati Fund (the "Fund") is a non-diversified series of The Nottingham Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. See "Other Information - Description of Shares."

Offering Price    Two classes of shares of the Fund are offered in this
                  Prospectus - Class A shares and Class B shares. The classification of shares of the Fund permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other relevant circumstances. Class A shares in the Fund are offered at net asset value plus a maximum 3.5% front-end sales charge, which is reduced or eliminated on purchases involving larger amounts. Class B shares in the Fund are offered at net asset value. Class
                  B shares are subject to a maximum 5.0% contingent deferred sales charge, which is reduced or eliminated depending on the length of time the shares are held. The minimum initial investment is $1,000 ($250 for IRAs). The minimum subsequent investment is $100. See "How Shares May be
                  Purchased."

Investment        The investment objective of the Fund is to provide
Objective and     shareholders with long-term capital growth by investing
Special Risk      primarily in common stocks and other equity securities of
Considerations    publicly-traded companies headquartered in the Greater
                  Cincinnati Area, and those companies having a significant presence in the Greater Cincinnati Area. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. See "Investment Objective and Policies." The Fund has registered as a non-diversified investment company so that it will be able to invest more than 5% of its assets in securities of each of one or more issuers. Some of the Fund's investments may include illiquid securities and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, CityFund Advisory, Inc. of Cincinnati, Ohio (the "Advisor"), manages the Fund's investments. Affiliates of the Advisor currently manage over $75 million in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 1.25%. See "Management of the Fund - The Advisor."

Dividends         Income dividends, if any, are paid quarterly; capital
                  gains, if any, are paid at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and   Capital Investment Group, Inc. (the "Distributor") serves
Distribution Fee  as distributor of shares of the Fund.  For its services, which include payments to qualified securities dealers for sales of Fund shares, the Distributor receives commissions consisting of the front-end sales charge (after the discounts it allows to securities dealers) and any contingent deferred sales charge. Under the Fund's
                  Distribution Plan with respect to the Class A shares, expenditures by the Fund for distribution activities and service fees related to Class A shares may not exceed 0.50% of the Class A shares' average net assets annually. Under the Fund's Distribution Plan with respect to Class B shares, expenditures by the Fund for distribution activities and service fees relating to Class B shares may not exceed 1.00% of the Class B shares' average net assets annually, consisting of up to 0.75% for distribution activities and up to 0.25% for service fees, based on the average net assets of the Class B shares. See "How Shares
                  May Be Purchased - Distribution Plans."

Redemption of     There is no charge for redemptions, except for any
Shares            contingent deferred sales charge that may be applicable to a redemption of Class B shares. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                         SYNOPSIS OF COSTS AND EXPENSES

The following tables set forth certain information in connection with the expenses of the Class A shares of the Fund for the fiscal period ended February 28, 1995, as restated to reflect the anticipated expenses of the Classes of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Classes of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

                        Shareholder Transaction Expenses

                                                                 Class A Class B

Maximum sales load imposed on purchases
   (as a percentage of offering price) . . . . . . . . . . . . . . 3.50%1  NONE
Sales load imposed on reinvested dividends . . . . . . . . . . . . .NONE   NONE
Maximum deferred sales load (as a percentage of original purchase price or redemption proceeds, whichever is lower). . . . . . . . . .NONE  5.00%3
Redemption fee . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE   NONE
Exchange fee . . . . . . . . . . . . . . . . . . . . . . . . . . . .NONE   NONE

                        Annual Fund Operating Expenses -
                               After Fee Waivers
                          and Expense Reimbursements2
                    (as a percentage of average net assets)

                                                            Class A   Class B

Investment advisory fees . . . . . . . . . . . . . . . . . . 0.00%2   0.00%2
12b-1 fees . . . . . . . . . . . . . . . . . . . . . . . . . 0.50%4   1.00%4,5
Other expenses . . . . . . . . . . . . . . . . . . . . . . . 1.75%2   1.75%2
   Total operating expenses. . . . . . . . . . . . . . . . . 2.25%2   2.75%2

EXAMPLE:

You would pay the following expenses (including the maximum initial sales charge for Class A shares) on a $1,000 investment in the Fund, assuming a 5% annual return and redemption at the end of the period:

             1 Year      3 Years       5 Years        10 Years
Class A       $57          $103          $151           $284
Class B       $78          $117          $157           $296*

You would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:

             1 Year      3 Years        5 Years      10 Years
Class A        $57        $103           $151         $284
Class B        $28         $85           $145         $296*

* Based on the conversion of the Class B shares to Class A shares after approximately eight years.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 Reduced for larger purchases, and eliminated for purchases of $500,000 or more. See "How Shares May Be Purchased - Front-End Sales Charges."

2 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Class A shares of the Fund for the fiscal period ended February 28, 1995, which, after fee waivers and expense reimbursements, were 2.05% of average net assets, but restated to reflect the anticipated expenses of the Classes of the Fund for the current fiscal year (assuming payment of the full distribution and service fees described under footnote 4 below). Absent such waivers and reimbursements, for the Class A shares the "Investment advisory fees" would have been 1.25% and "Total operating expenses" would have been 80.88% (annualized) for the fiscal period ended February 28, 1995. The investment advisory fee is higher than that paid by most other investment companies. The Class A and Class B shares bear potential distribution and service fees at different levels as described under footnote 4 below. Since the Class B shares were not offered during the fiscal period ended February 28, 1995, the actual operating expenses incurred by the Class A shares for the fiscal period ended February 28, 1995 have been used for illustration purposes, subject to restatement as provided above. The Advisor has agreed for the current fiscal year to a reduction in the fees payable to it and to reimburse the Fund, if necessary, in an amount that operates to limit "Total operating expenses" (exclusive of interest, taxes, brokerage commissions, sales charges, distribution fees, and extraordinary expenses) to not more than 2.25% of the average daily net assets of the Class A shares of the Fund and not more than 2.75% of the average daily net assets of the Class B shares of the Fund. There can be no assurance that the foregoing fee waivers and expense reimbursements will continue.

3 This amount applies to redemptions during the first year. The contingent deferred sales charge decreases 1.00% annually thereafter to 0.00% after the fifth year. See "How Shares May Be Purchased - Contingent Deferred Sales Charges."

4 The Fund has adopted a Plan of Distribution for the Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Fund may pay certain distribution expenses and service fees up to 0.50% of the Class A shares' average net assets annually. The Fund has also adopted a separate Plan of Distribution for the Class B shares pursuant to Rule 12b-1 under the 1940 Act, which provides that the Fund may pay certain distribution expenses and service fees up to an aggregate 1.00% of the Class B shares' average net assets annually, consisting of up to 0.75% for distribution activities and up to 0.25% for service fees, based on the average net assets of the Class B shares. See "How Shares May Be Purchased - Distribution Plans." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").

5 Class B shares convert to Class A shares automatically approximately eight years after initial purchase, at which time they will be subject to the lower distribution and service fees of the Class A shares, as described in footnote 4 above. See "How Shares May Be Purchased - Conversion of Class B Shares to Class A Shares."

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The Fund has two classes of shares - Class A shares and Class B shares. See "Other Information - Description of Shares." The financial data included in the table below has been derived from audited financial statements of the Class A shares of the Fund. The financial data for the fiscal period ended February 28, 1995 has been derived from financial statements audited by KPMG Peat Marwick LLP, independent accountants, whose report covering such period is included in the Statement of Additional Information. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Since the public offering of Class B shares of the Fund had not commenced during the fiscal period covered by the Fund's financial statements and related Financial Highlights pertaining to Class A shares of the Fund, no financial statements or related Financial Highlights are available pertaining to the Class B shares of the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                                    Class A
             (For a Share Outstanding Throughout the Fiscal Period)

                                                                Fiscal Period
                                                             ended February 28,
                                                                   1995(a)

Net asset value, beginning of period                                $10.00
    Income from investment operations:
       Net investment income                                          0.01
       Net realized and unrealized gains on securities               (0.01)
         Total from investment operations                             0.00
Net asset value, end of period                                      $10.00

Total return                                                           0.00%(b)

Ratios/supplemental data
    Net assets, end of period                                      $232,998
    Ratio of expenses to average net assets:
       Before expense reimbursements                                 80.88%(c)
       After expense reimbursements                                   2.05%(c)
    Ratio of net investment loss to average net assets:
       Before expense reimbursements                                (77.35)%(c)
       After expense reimbursements                                   1.54%(c)
    Portfolio turnover rate                                           0.00%

(a) For the period from January 3, 1995 (commencement of operations) to February 28, 1995.
(b)    Does not reflect payment of the maximum 3.5% sales charge.
(c)    Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to provide long-term capital growth by investing primarily (i.e., at least 75% of its total assets under normal conditions) in the common stocks and other equity securities of publicly-traded companies headquartered in the Greater Cincinnati Area, and those companies having a significant presence in the Greater Cincinnati Area. Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

The Advisor believes that the demographic and economic characteristics of the Greater Cincinnati Area, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction, are such that many companies headquartered in the Greater Cincinnati Area, or having a significant presence in the area by virtue of having a significant portion of their corporate earnings generated from operations in the area, have a greater than average potential for capital appreciation. For these purposes, the Advisor defines the "Greater Cincinnati Area" to be the City of Cincinnati, Ohio, and an area within one hundred miles of the City. If a company is not headquartered in the Greater Cincinnati Area, the Advisor will consider such company as having a "significant presence" in the Greater Cincinnati Area if 50% or more of its profits are generated from operations (including plants, offices, or a sales force) based in the Greater Cincinnati Area, and/or if the company employs 500 or more local citizens in company operations.

Investment Selection. Through fundamental analysis the Advisor will attempt to identify securities and groups of securities with potential for capital appreciation. Under normal market conditions, not less than 75% of the Fund's total assets will be invested in common stocks and other equity securities of those companies headquartered in the Greater Cincinnati Area and those companies headquartered in other areas but of which 50% or more of their profits are generated from operations based in the Greater Cincinnati Area. Under normal market conditions, no more than 25% of the Fund's total assets will be invested in companies not headquartered or having a significant presence in the Greater Cincinnati Area or in other securities.

The Advisor will generally focus on common stocks and other equity securities of large companies headquartered or having a significant presence in the Greater Cincinnati Area that have exhibited a history of ten years or more of increased earnings and/or dividend distribution per share. The Fund will generally remain fully invested at all times. The Advisor intends to limit turnover in the Fund, believing that a long term rather than short term selection of investments is preferable.

The equity securities in which the Fund may invest include common stock, convertible preferred stock, straight preferred stock, and investment grade convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). See "Investment Limitations."

Under normal conditions, at least 90% of the Fund's assets will be invested in equity securities. Warrants and rights will be excluded for purposes of this calculation. As a temporary defensive measure, however, the Fund may invest up to 100% of the Fund's total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), Resolution Trust Corporation, and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when a Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days or other illiquid securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. The Fund will only invest in other investment companies by purchase of such securities on the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commissions or when the purchase is part of a plan of merger, consolidation, reorganization, or acquisition. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly. The Advisor will waive its advisory fee for that portion of the Fund's assets invested in other investment companies, except when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition.

Real Estate Securities. The Fund will not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs").
REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its net assets in real estate securities.

                                          RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks and other equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities will fluctuate due to interest rate risks. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Because there is risk in any investment, there can be no assurance that the Fund will achieve its investment objective.

Concentration. The Fund's concentration in companies headquartered or having a significant presence in the Greater Cincinnati Area generally will tie the performance of the Fund to the economic environment of the Greater Cincinnati Area and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favors companies in the Greater Cincinnati Area will continue in the future. Moreover, the Fund's portfolio may include some securities of smaller companies and companies that are not nationally recognized. The prices of stocks of such companies generally are more volatile than those of larger or more mature companies, their securities are generally less liquid, and they are more likely to be negatively affected by adverse economic or market conditions. Moreover, because of its concentration, the Fund's portfolio may be invested in a smaller number of companies than a general equity mutual fund. This may result in imbalances relative to diversification by industry sector. These limitations may also restrict the Advisor from using certain traditional analytical measures employed to select investments and also exclude some strategies that could offer superior performance or reduce fluctuations in the values of such assets.

Non-Diversified Status. The Fund has registered as a non-diversified management investment company so that more than 5% of the total assets of the Fund may be invested in the securities of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the shares of a diversified investment company would be.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 50% in any one year. The degree of portfolio activity affects the brokerage costs of the Fund and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gain tax consequences. The Fund's portfolio turnover rate for its prior fiscal period is set forth under "Financial Highlights" above.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its assets until such time as repayment has been made to bring the total borrowing below 5% of its assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities will also be restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                                     INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are subject to the limitation on investing in illiquid securities); (3) invest more than 10% of its net assets in illiquid securities; (4) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (5) purchase foreign securities; (6) purchase or sell commodities, commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases); (7) invest more than 10% of its total assets in the securities of other investment companies; (8) write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, or futures contracts or related options; and (9) invest more that 5% of its net assets in warrants. Investment restrictions (1), (2), (5), (6), (7), and (9) are deemed fundamental, that is, they may not be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments that are more restrictive than the investment policies and limitations described above and in the Statement of Additional Information. Such commitments may have an effect on the investment performance of the Fund. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may revoke the commitment and terminate sales of its shares in the state involved.

The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Taxes." To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                                      FEDERAL INCOME TAXES

Taxation of the Fund. The Internal Revenue Code of 1986, as amended (the "Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                                   DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income, if any, in the form of dividends. The Fund will pay income dividends, if any, quarterly, and will distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance of the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of a particular Class of shares will be reduced by the amount of any expenses allocated to that Class, including the distribution and service fees under the Fund's Distribution Plans.

                                      HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                                   HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-FUND, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $1,000 ($250 for IRAs). The minimum subsequent investment is $100. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the Greater Cincinnati Fund, 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

Subsequent investments in an existing account in the Fund may be made at any time in minimum amounts of $250 by sending a check payable to the Fund, to the Greater Cincinnati Fund, 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

Please remember to add a reference to the appropriate Class (either "Class A" or "Class B") to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-FUND to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                Wachovia Bank of North Carolina, N.A.
                Winston-Salem, North Carolina
                ABA # 053100494
                For credit to the Rocky Mount Office
                For the Greater Cincinnati Fund
                Acct #6763-021063
                For further credit to (shareholder's name and SS# or EIN#)

Please remember to add a reference to the appropriate Class (either "Class A" or "Class B") to your wiring instructions to ensure proper credit to your account.

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined public offering price per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the public offering price determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any Fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Administrator, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Alternative Purchase Options. Purchases of shares of the Fund are subject to a sales charge. Purchases of Class A shares are subject to a "front-end" sales charge deducted at the time of purchase. Class B shares are subject to a deferred or "back-end" sales charge deducted upon their redemption. The deferred sales charge applicable to purchases of Class B shares declines over time and is known as a "contingent deferred sales charge." Investors may elect to have the sales charge applicable to their purchase of shares deducted at the time of purchase by purchasing Class A shares. Alternatively, investors may elect to have the sales charge applicable to their purchase of shares deducted upon their redemption by purchasing Class B shares. Investors who purchase shares of the Fund must specify at the time of purchase whether they are purchasing Class A shares or Class B shares.

Classification of the shares of the Fund is intended to permit each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other relevant circumstances. The sales charge is imposed either at the time of purchase or on a deferred basis, depends upon the Class of shares selected by the investor. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and higher ongoing distribution and service fees. See "Choosing Between Classes of Shares" below.

Investors should understand that the purpose and function of the initial sales charge with respect to Class A shares are the same as those of the deferred sales charge with respect to Class B shares in that the sales charge applicable to each Class provides for the financing of distribution of the shares of the Fund. The distribution - related fees paid with respect to one Class will not be used to finance the distribution expenses of the other Class.

Choosing Between Classes of Shares. Investors should understand the differences between Class A shares and Class B shares before purchasing shares of the Fund.

     Class A Shares. Class A shares are sold at the net asset value for Class A shares of the Fund plus the applicable front-end sales charge. This front-end sales charge may be reduced, eliminated, or waived in some cases. See "Purchases of Class A Shares" below. Class A shares bear the expense of payments under the Fund's Distribution Plan with respect to Class A shares at an annual rate not to exceed 0.50% of the average daily net assets of the Fund's outstanding Class A shares. See "Distribution Plans" below.

     Class B Shares. Class B shares are sold at the net asset value for Class B shares of the Fund. A deferred sales charge is deducted if Class B shares are redeemed within five years of purchase. The deferred sales charge deducted upon the redemption of Class B shares decreases over time. See "Purchases of Class B Shares" below. Class B shares bear the expense of payments under the Fund's Distribution Plan with respect to Class B shares at an annual rate not to exceed 1.00% of the average daily net assets of the Fund's outstanding Class B shares. See "Distribution Plans" below. If payments under the Distribution Plan for Class A shares and payments under the Distribution Plan for Class B shares are made at maximum rates, then Class B shares of the Fund will have higher operating expenses and will pay lower dividends that Class A shares of the Fund.

     Approximately eight years after the date of purchase, Class B shares will automatically convert to Class A shares. The purpose of the conversion is to relieve the holders of Class B shares of the higher operating expenses charged to Class B shares. The conversion from Class B shares to Class A shares will take place at the net asset value of each Class of shares at the time of the conversion. Upon such conversion, an investor would hold Class A shares subject to the operating expenses for Class A shares discussed above. Upon each conversion of Class B shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Class B shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Class A shares. See "Conversion of Class B Shares to Class A Shares" below.

     Factors to Consider in Choosing Between Class A Shares and Class B Shares. Before deciding between Class A shares and Class B shares of the Fund, an investor should carefully consider the amount and intended length of his investment. Specifically, an investor should consider whether the accumulated distribution and service fees and the deferred sales charge applicable to Class B shares would be less that the front-end sales charge and accumulated distribution and service fees applicable to Class A shares purchased at the same time and held for the same period, and the extent to which the difference between those amounts would be offset by the higher returns associated with Class A shares. Because the operating expenses of Class B shares are greater than those of Class A shares, the dividends on Class A shares will be higher that the dividends on Class B shares. However, since a front-end sales charge is deducted at the time of purchase of Class A shares, not all of the purchase amount will purchase Class A shares. Consequently, the same initial investment will purchase more Class B shares than Class A shares.

     Because of reductions in the front-end sales charge for purchases of Class A shares aggregating $100,000 or more, it may be advantageous for investors purchasing large quantities of shares to purchase Class A shares. Similar sales charge reductions are not available with respect to the deferred sales charge imposed in connection with Class B shares. In any event, the Fund will not accept any purchase order for $500,000 or more of Class B shares. In addition, because the accumulated higher operating expenses of Class B shares may eventually exceed the amount of the front-end sales charge and distribution and service fees associated with Class A shares, investors who intend to hold their shares for an extended period of time should consider purchasing Class A shares.

     Investors who would qualify for a reduction in the front-end sales charge for purchases of Class A shares may decide that it is more advantageous to have the entire purchase amount invested immediately in Class B shares notwithstanding the higher operating expenses associated with Class B shares. These higher operating expenses may be offset by any return an investor receives from the additional shares received as a result of not having to pay a front-end sales charge. However, investors should understand that the Fund's future return cannot be predicted, and that there is no assurance that such return, if any, would compensate for the higher operating expenses associated with Class B shares. Class B shares will convert into Class A shares automatically after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing distribution and service fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the five year period during which the deferred sales charge will be imposed.

Purchases of Class A Shares

Front-End Sales Charges. The public offering price of Class A shares of the Fund equals net asset value plus a front-end sales charge. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina, receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                           Sales          Sales
                                         Charge As      Charge As       Dealers Discounts
                                         % of Net      % of Public        and Brokerage
     Amount of Transaction                Amount        Offering       Commissions as % of
   At Public Offering Price              Invested         Price       Public Offering Price

Less than $100,000. . . . . . . . . . . . .3.63%          3.50%               3.00%
$100,000 but less than $250,000 . . . . . .3.09%          3.00%               2.50%
$250,000 but less than $500,000 . . . . . .2.56%          2.50%               2.00%
$500,000 or more. . . . . . . . . . . . . .  0              0                   0


At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the Securities Act of 1933, as amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Front-End Sales Charges

    Concurrent Purchases. For purposes of qualifying for a lower sales charge for Class A shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a front-end sales charge. For example, if a shareholder concurrently purchases shares in future series of the Trust affiliated with the Advisor and sold with a front-end sales charge at the total public offering price of $50,000, and Class A shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

    Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a front-end sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

    Letters of Intent. Investors may qualify for a lower sales charge for Class A shares by executing a letter of intent. A letter of intent allows an investor to purchase Class A shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a front-end sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the front-end sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day back-dating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

    Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Class A shares of the Fund either in Class A shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a front-end sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

    Purchases by Related Parties and Groups. Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

    Sales at Net Asset Value. The Fund may sell Class A shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor and other investment advisors and financial planners. The public offering price of Class A shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases of Class B Shares

Class B shares are sold at their net asset value. Although investors pay no front-end sales charge on purchases of Class B shares, Class B shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within five years of purchase. Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Dealers, however, will receive commissions from the Distributor in connection with sales of Class B shares. These commissions, which will be paid from the Distributor's own funds, may be different than the reallowances paid to dealers in connection with sales of Class A shares.

Proceeds from the deferred sales charge and the distribution fees payable under the Fund's Distribution Plan with respect to the Class B shares (up to 0.75% of the Class B shares' average net assets) will be paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers and sales personnel related to providing distribution-related expenses to the Fund in connection with the sale of Class B shares, such as the payment from the Distributor's or the dealers' own funds of commissions to dealers and sales personnel for selling Class B shares. The combination of the contingent deferred sales charge and the ongoing distribution fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class A shares of the Fund, which are subject to lower distribution and service fees.

Contingent Deferred Sales Charges. A contingent deferred sales charge ("CDSC") applies to a redemption of Class B shares within five years of the investment. The charge declines from 5.00% to zero over a five year period. The CDSC will be deducted from the redemption proceeds and will reduce the amount paid to the redeeming shareholder. A CDSC will be applied to the lesser of the original purchase price or the current value of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from the reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time the shares are redeemed. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month preceding the purchase.

                                                  Contingent Deferred Sales
                                                   Charge as a Percentage
                     Years Since Purchase             of Dollar Amount
                        Payment Made                  Subject to Change

                            First                          5.00%
                            Second                         4.00%
                            Third                          3.00%
                            Fourth                         2.00%
                            Fifth                          1.00%
                            Sixth and Thereafter           NONE

In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the five-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

Contingent Deferred Sales Charge Waivers. The Fund offers the following waiver policies, which are designed to eliminate the CDSC when an investor's state of affairs unexpectedly changes or under the other limited circumstances described below. For the waiver to become effective, the investor or investor's estate must meet all the conditions of the waiver policy. Please note that additional documentation may be required depending on the policy requirements.

1. Death. The CDSC is waived when death occurs on an individual account if the beneficiary redeems all or part of the investment within one year of death. A letter of instruction to redeem from the estate administrator must accompany a certified certificate of death and a copy of the instrument appointing the administrator. Class B shares transferred to a beneficiary's account retain the same CDSC status as the original account.

Death of fewer that all shareholders in a joint account will not qualify a Class B share redemption for the waiver at any time during the period in which the CDSC applies. The remaining shareholder(s) retain the same CDSC status had the death not occurred.

2. Disability. The CDSC is waived when an individual becomes disabled at any age. Disability is defined using the definition contained in the Internal Revenue Code. A person is generally considered disabled if he cannot do any substantial gainful activity (comparable to what he engaged in prior his disability) because of any physical or mental impairment. A physician must determine that the impairment is expected to continue for a long and indefinite period or to result in death. Qualifying Class B shares must be redeemed within one year of the initial disability. Subsequent disabling events may extend the one year redemption period if the disability is separate and distinct from the initial qualifying disability. The following documentation is required: A letter of instruction to redeem must accompany a copy of Social Security Administration Schedule R or a notarized letter from the shareholder's physician describing the nature of the disability, the date of onset, and a statement that the disability is semi-permanent or expected to result in death.

3. Systematic Withdrawal.    The CDSC is waived when a shareholder chooses to
systematically redeem Class B shares. See "Systematic Withdrawal Plan" below. The waiver will apply only to accounts valued at greater that $10,000, and the total annual redemption amount may not exceed 15% of the initial value of the Class B shares when the Plan is established. Future distributions must be reinvested. A letter of instruction or Systematic Withdrawal Plan must be sent to the Fund's Administrator.

4. Minimum Required Distributions. The CDSC is waived in connection with minimum required distributions from IRA, 403(b)(7), and qualified employee benefit plan accounts due to the shareholders reaching age 70 1/2.

5. Involuntary Redemptions. The CDSC is waived in connection with involuntary redemptions of Class B shares in accounts with low balances as described in "How Shares May Be Redeemed" below.

6. Exchanges of Shares. The CDSC is waived in connection with the permitted exchanges of shares of the Fund as described under "Exchange Feature" below.

Conversion of Class B Shares to Class A Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to lower distribution and service fees. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee, or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less that $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

Distribution Plans.   The Distributor is the national distributor for the Fund
under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. The
Distributor's address is Post Office Box 32249, Raleigh, North Carolina 27622.

The Trust has adopted a separate Plan of Distribution (each a "Plan" or the "Plans") for each Class of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under each Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the shares of the applicable Class of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of shares of the applicable Class of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares of the applicable Class of the Fund or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. In addition, payments under the Plan applicable to the Class B shares may be used to pay for or finance sales commissions and other fees payable to dealers and other service organizations who may sell Class B shares or service accounts of Class B shareholders. Payments of service fees may be made to such service organizations (which may include the Distributor, the Advisor, and their affiliates) who render support services to their customers who are beneficial owners of shares of the Fund. Such services are intended to supplement the services provided by the Fund's Administrator or Custodian. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust.

Expenditures by the Fund pursuant to each Plan are accrued based on the average daily net assets of the Fund and may not exceed 0.50% of the Class A shares' average net assets and 1.00% of the Class B shares' average net assets for each year elapsed subsequent to adoption of each Plan. Such expenditure paid as service fees to any person who sells Class A or Class B shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. With respect to the aggregate 1.00% payable under the Plan applicable to the Class B shares, no more than 0.75% of the Class B shares' average net assets can be paid as distribution fees for distribution-related activities in connection with the sale of Class B shares, with the remaining amount of up to 0.25% of the Class B shares' average net assets being payable for service fees for the servicing of accounts of Class B shareholders.

In addition to the payments by the Fund pursuant to each Plan for distribution and service fees relating to the Classes of the Fund, dealers and other service organizations may charge their clients additional fees for account services. Customers who are beneficial owners of shares of the Fund should read this Prospectus in light of the terms and fees governing their accounts with dealers or other service organizations.

The NASD has adopted rules that generally limit the aggregate sales charges and asset-based payments under each Plan with respect to each Class of shares of the Fund to 6.25% of the total new gross sales of shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus interest on the unpaid balances at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of distribution fees and sales charges). Shareholder servicing fees of up to 0.25% of average net assets are not included in the limit. The Fund would retain any deferred sales charges collected and stop accruing payments under the applicable Plan if, to the extent, and for as long as, such limit would otherwise be exceeded with respect to a Class of the Fund. The maximum sales charge rules of the NASD are applied separately to each Class of shares. See "How Shares May Be Purchased - Front-End Sales Charges" and "- Contingent Deferred Sales Charges" above for a description of the Fund's sales charges.

If in any month the Distributor expends more monies than are immediately payable under the Plans because of the percentage limitations described above (or, due to any expense limitation imposed on the Fund, monies otherwise payable by the Fund to the Distributor under the Plans are rendered uncollectible), the unpaid expenditures may be "carried forward" from month to month until such time, if ever, as they may be paid. In addition, payments to service organizations (which may include the Distributor, the Advisor, and their affiliates) are not tied directly to the organizations' own out-of-pocket expenses and therefore may be used as they elect (including, for example, to defray their overhead expenses).

The distribution fees payable under the Plan for the Class B shares ( up to 0.75% of the Class B shares' average net assets) are designed to permit an investor to purchase Class B shares through dealers without the assessment of a front-end sales charge and at the same time to permit the dealer to compensate its personnel in connection with the sale of the Class B shares. In this regard, the purpose and function of the ongoing distribution fees and the deferred sales charge are the same as those of the initial sales charge with respect to the Class A shares in that the distribution fees and the deferred sales charges provide for the financing of the distribution of the Fund's Class B shares.

Each Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval by the applicable Class of the Fund. The continuation of each Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to each Plan and the purposes for which such expenditures were made. There is no assurance that the Board of Trustees will approve the continuance of the Plans from year to year. However, the Distributor intends to seek annual continuation of each Plan. In their review of the Plans, the Trustees will be asked to take into consideration expenses incurred by the Distributor in connection with the distribution of each Class of shares separately. The front-end sales charges, distribution and service fees, and/or deferred sales charges with respect to one Class of shares will not be used to subsidize the sale of shares of the other Class.

The Fund incurred no costs under the Plan with respect to the Class A shares for the fiscal year ended February 28, 1995. The Class B shares were not offered during such period.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust to be established by the Advisor, if any. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus any applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series.

Class A shares of the Fund may be exchanged for Class A shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange.

Similarly, Class B shares of the Fund may be exchanged for Class B shares of any other series of the Trust affiliated with the Advisor at the net asset value without the payment of any contingent deferred sales charge that might otherwise be due upon redemption of the Class B shares. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period of the previously owned Class B shares is "tacked" to the holding period of the newly acquired shares. Class B shareholders exercising the exchange privilege will still be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares.

Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.
The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                                   HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time, minus any applicable contingent deferred sales charge for the Class B shares.
Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than such deferred sales charge. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

When redeeming shares of the Fund, shareholders should indicate whether they are redeeming Class A shares or Class B shares. If a redeeming shareholder owns both Class A shares and Class B shares, the Class A shares will be redeemed first unless the shareholder indicates otherwise.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-FUND, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the Greater Cincinnati Fund, 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Your request for redemption must include:

1)   Designation of Class ("Class A" or "Class B");
2) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
3)   Any required signature guarantees (see "Signature Guarantees" below); and
4) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds (less any applicable contingent deferred sales charge for the Class B shares) will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"),
(ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-442-4226). The confirmation instructions must include:

1)   Shareholder name and account number;
2)   Designation of Class ("Class A" or "Class B")
3)   Number of shares or dollar amount to be redeemed;
4)   Instructions for transmittal of redemption funds to the shareholder; and
5) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Proceeds from the redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-FUND. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details. The amount of regular periodic payments specified by holders of Class B shares pursuant to a Systematic Withdrawal Plan will be reduced by any applicable contingent deferred sales charge, unless the shareholder qualifies for a waiver of such charge under the circumstances described in "How Shares May Be Purchased - Contingent Deferred Sales Charge Waivers" above. Because of the effects of this deferred sales charge, the maintenance of a Systematic Withdrawal Plan may be disadvantageous for holders of Class B shares unless the shareholder qualifies for such waiver.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and
(3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                                     MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a series of The Nottingham Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in 1992. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, CityFund Advisory, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor was established as an Ohio corporation in 1994. Affiliates of the Advisor currently serve as investment advisor to over $75 million in assets. While it has no prior experience advising an investment company, affiliates of the Advisor have been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1992. The Advisor's address is 525 Vine Street #1800, Cincinnati, Ohio 45202.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1.25% of the average daily net asset value of the Fund. Although the investment advisory fee is higher than that paid by most other investment companies, the Board of Trustees believes the fee to be comparable to advisory fees paid by many funds having similar objectives and policies. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the net income of the Fund. The Advisor has voluntarily waived its fee and reimbursed a portion of the Fund's operating expenses for the fiscal period ended February 28, 1995. The total fees waived amounted to $214 and expenses reimbursed amounted to $10,815.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

Jill H. Travis, a representative of the Advisor, has been primarily responsible for day-to-day management of the Fund's portfolio since November 9, 1995. From 1993 to the present, Ms. Travis has been a director, President, and Chief Executive Officer of Amelia Earhart Capital Management, Inc., an investment advisory firm located in Southfield, Michigan, which serves as investment advisor to the Amelia Earhart: Eagle Equity Fund, another series of the Trust. Ms. Travis currently serves as portfolio manager of the Amelia
Earhart: Eagle Equity Fund, a position she has held since that Fund's inception in 1993. From 1977 to 1990, Ms. Travis served as Vice President of Liberty State Bank and Trust. In 1991 she was Senior Vice President of Huntington Banks. Since 1991 to the present, Ms. Travis has been a self-employed certified financial planner and business consultant and, since 1993, a registered representative with Capital Investment Group, Inc., which serves as Distributor of the Fund. As such, Ms. Travis may actively participate in the sale of shares of the Fund and/or the execution of portfolio transactions for the Fund. Accordingly, Ms. Travis may receive remuneration through the sales charge and/or distribution fee received by the Distributor for sales of shares of the Fund or through brokerage commissions received by the Distributor for execution of portfolio transactions on behalf of the Fund.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company, Inc. (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.20% of the average daily net assets of the Fund on the first $50 million; 0.175% of the next $50 million and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $2,000 for the first class of the Fund and $750 for each additional class of the Fund for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

The Administrator was incorporated as a North Carolina corporation in 1988 and converted to a North Carolina limited liability company in 1995. With its predecessors and affiliates, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III, Trustee, Vice Chairman, and Treasurer of the Trust, is the firm's Managing Director and controlling member.

The Custodian, Transfer Agent and Fund Accounting/Pricing Agent. Wachovia Bank of North Carolina, N.A. (the "Custodian"), 301 North Main Street, Winston-Salem, North Carolina 27102, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

The Administrator also serves as the Fund's transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions.

The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value for each Class of shares.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                        OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on August 12, 1992 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Class A" and "Class B") representing equal pro rata interests in the Fund, except that the Classes bear different sales charges and expenses that reflect the differences in services provided to them. In connection with the establishment of the Class B shares, the Board of Trustees renamed the existing class of Investor Shares of the Fund as the "Class A" shares and renamed and reestablished the existing class of Institutional Shares of the Fund as the "Class B" shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. The two Classes bear shareholder servicing and distribution fees at different levels as described under "How Shares May Be Purchased - Distribution Plans" above. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Class B shares will generally be lower than the total return on the Class A shares. Standardized total return quotations will be computed separately for each Class of shares of the Fund.

When issued, the shares of each series of the Trust, including the Fund, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (fund) or class except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

As of December 4, 1995, the Advisor owned of record and beneficially 100% of the Class B shares. Accordingly, the Advisor is deemed to be a "controlling person" of the Class B shares of the Fund within the meaning of the 1940 Act.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Administrator, as transfer agent, will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069 or by calling 1-800-525-FUND.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period including any contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.


                                     GREATER CINCINNATI FUND
                                   105 North Washington Street
                                      Post Office Drawer 69
                             Rocky Mount, North Carolina 27802-0069
                                         1-800-525-FUND


                                       INVESTMENT ADVISOR
                                     CityFund Advisory, Inc.
                                      525 Vine Street #1800
                                     Cincinnati, Ohio  45202


                               ADMINISTRATOR, FUND ACCOUNTANT, AND
                              DIVIDEND DISBURSING & TRANSFER AGENT
                                     The Nottingham Company
                                      Post Office Drawer 69
                             Rocky Mount, North Carolina 27802-0069


                                            CUSTODIAN
                              Wachovia Bank of North Carolina, N.A.
                                       301 N. Main Street
                               Winston-Salem, North Carolina 27102


                                      INDEPENDENT AUDITORS
                                      KPMG Peat Marwick LLP
                                1021 East Cary Street, Suite 1900
                                  Richmond, Virginia 23219-4023



                               September 1, 1995, as Supplemented
                                  Effective September 1, 1995,
                              November 9, 1995, and December 5, 1995

                               STATEMENT OF ADDITIONAL INFORMATION

                                     GREATER CINCINNATI FUND

                               September 1, 1995, as Supplemented
                                   Effective December 5, 1995

                                           A Series of
                                 THE NOTTINGHAM INVESTMENT TRUST
                       105 North Washington Street, Post Office Drawer 69
                             Rocky Mount, North Carolina  27802-0069
                                    Telephone 1-800-525-FUND



                                        Table of Contents

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . .   2
INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . . . .   4
NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. . . . . . . . . . . . .   6
DESCRIPTION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . .   8
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . .   8
MANAGEMENT OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . .  10
SPECIAL SHAREHOLDER SERVICES. . . . . . . . . . . . . . . . . . . . . .  15
ADDITIONAL INFORMATION ON PERFORMANCE . . . . . . . . . . . . . . . . .  16
APPENDIX A - DESCRIPTION OF RATINGS . . . . . . . . . . . . . . . . . .  18
ANNUAL REPORT OF THE FUND FOR THE FISCAL PERIOD
  ENDED FEBRUARY 28, 1995 . . . . . . . . . . . . . . . . . . . . .ATTACHED



This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus dated September 1, 1995, as supplemented effective September 1, 1995, November 9, 1995, and December 5, 1995, for the Greater Cincinnati Fund (the "Fund"), and is incorporated by reference in its entirety into the Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in the Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                                INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus. The Fund, organized in 1994, has no prior operating history.

Additional Information on Fund Instruments. Attached to this Additional Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund.
To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal period ended February 28, 1995, the Fund paid brokerage commissions of $109.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment.
When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. During any time that shares of the Fund may be registered in the State of Ohio, the Fund will include within the category of restricted securities, subject to its limitation on investment in illiquid securities, securities issued pursuant to exemption under federal Rule 144A despite any determinations made by the Board of Trustees that such securities are liquid.

                                     INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases).

(4) Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer may be deemed to be an underwriter under the federal securities laws.

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7)       Purchase foreign securities;

(8) Invest more than 10% of its assets in the securities of one or more investment companies; or

(9) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Write, purchase, or sells puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options;

(5) Make short sales of securities or maintain a short position, except short sales "against the box;" (A short sale is made by selling a security the Fund do not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short) (while the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year);

(6) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

                                         NET ASSET VALUE

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The net asset value per share of each Class of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of the Classes of the Fund will not be determined.

For the fiscal period ended February 28, 1995, the total expenses of the Fund, after fee waivers and expense reimbursements, were $335 (2.05% of the average daily net assets of the Class A shares). Class B shares of the Fund were not authorized for issuance during such period.

                         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a front-end sales charge for Class A shares. Class B shares may be subject to a contingent deferred sales charge upon redemption. Capital Investment Group, Inc. (the "Distributor") receives these sales charges as Distributor, and may reallow all or a part of the front-end sales charges in the form of dealer discounts and brokerage commissions. The Distributor may compensate dealers up-front from its own funds for distribution-related activities in connection with the sale of Class B shares, for which the Distributor will receive the contingent deferred sales charge and a distribution fee under the Fund's Distribution Plan for the Class B shares as described below. The current schedule of sales charges (both front-end and deferred) and related dealer discounts and brokerage commissions is set forth in the Prospectus, along with the information on current purchases, rights of accumulation, and letters of intent. See " How Shares May Be Purchased" in the Prospectus.

Distribution Plans. The Trust has adopted a separate Plan of Distribution (each a "Plan" or the "Plans") for each Class of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plans" in the Prospectus). Under the Plans the Fund may expend up to 0.50% of the Class A shares' average net assets annually and up to 1.00% of the Class B shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the applicable Class of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Class
A or Class B shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plans to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

The front-end sales charge and amounts payable to the Distributor under the Distribution Plan for the Class A shares are used by the Distributor to pay commissions and other fees payable to dealers and other service organizations who sell Class A shares.

Dealers and other service organizations receive commissions from the Distributor for selling Class B shares, which are paid at the time of the sale. These commissions approximate the commissions payable with respect to sales of Class A shares. The distribution fees payable under the Distribution Plan for the Class B shares (at an annual rate of 0.75% of the average daily net assets of the Class B shares) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Class B shares are redeemed prior to the expiration of the five year CDSC period. After approximately eight years the Class B shares automatically convert to Class A shares. To provide funds for the payment of up-front sales commissions, the Distributor has arranged a line of credit with an unaffiliated third party lender, which provides funds for the payment of commissions and other fees payable to dealers and other service organizations who sell Class B shares. Under the terms of that financing the Distributor will assign to the lender the distribution fees that may be payable from time to time to the Distributor under the Distribution Plan for the Class B shares and the contingent deferred sales charges payable to the Distributor with respect to Class B shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

From time to time the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans, the Distribution Agreement with the Distributor, and the form of Dealer Agreement have all been approved by the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plan, the Distribution Agreement and the form of Dealer Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of each Plan is in the best interest of shareholders of the applicable Class of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plans. The Plans, the Distribution Agreement and the Dealer Agreement with any broker/dealers may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding voting stock of the applicable Class. Any amendment materially increasing the maximum percentage payable under a Plan must likewise be approved by a majority vote of the Fund's outstanding voting stock of the applicable Class, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to a Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for each Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

The Fund incurred no costs under the Plan for the Class A shares fiscal year ended February 28, 1995. The Class B shares were not offered during such fiscal period.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares may be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                                    DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments. The Declaration of Trust currently provides for the shares of six series, the Greater Cincinnati Fund (the subject of this Additional Statement); Amelia Earhart: Eagle Equity Fund managed by Amelia Earhart Capital Management, Inc. of Southfield, Michigan; Legacy Equity Fund managed by Legacy Advisors, Inc. of Dallas Texas; Nottingham Short Term Income Fund managed by Nottingham Asset Management, LLC of Rocky Mount, North Carolina; The CarolinasFund managed by Morehead Capital Advisors LLC of Charlotte, North Carolina; and the Mississippi Opportunity Fund managed by Vector Money Management Inc. of Jackson, Mississippi. The Board of Trustees has authorized the classification of shares of Amelia Earhart: Eagle Equity Fund, The CarolinasFund, the Greater Cincinnati Fund, and the Mississippi Opportunity Fund. The number of shares of each series shall be unlimited.
The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series basis or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                             ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a series' gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (l) stock and securities (as defined in Section 2(a) (36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a series' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by a series upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                                     MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their ages and their principal occupations for the last five years are as follows:

     Name, Position(s)                Principal Occupation(s)
       and Address                    During Past 5 Years

Robert A. Blackmon III, 35            Investment Executive,
Trustee*                              Robert Thomas Securities,
400 East Capitol Street               Jackson, Mississippi,
Jackson, Mississippi 39201              since July 1994; previously
                                      Vice President,
                                      Trustmark National Bank,
                                      Jackson, Mississippi

John P. Boone, 63                     President,
Trustee*                              Legacy Advisors, Inc.,
President                             Dallas, Texas,
Legacy Equity Fund                    Executive Vice President,
2911 Turtle Creek Boulevard              Forum Securities, Inc.
Suite 400                             Dallas, Texas
Dallas, Texas 75219

Jack E. Brinson, 63                   President, Brinson Investment Co.,
Trustee                               President, Brinson Chevrolet, Inc.,
1105 Panola Street                    Tarboro, North Carolina
Tarboro, North Carolina  27886

Dodie M. Duffy, 32                    Compliance Administrator,
Secretary                             The Nottingham Company,
105 North Washington Street           Rocky Mount, North Carolina,
Rocky Mount, North Carolina  27802       Administrator to the Trust,
                                        since 1993, previously,
                                      Paralegal,
                                      W. Michael Stemmans,
                                        Attorney at Law,
                                      Baton Rouge, Louisiana

Jeffrey A. Egan, 35                   Vice President,
Trustee                               Cambridge Capital Management,
One Towne Square, Suite 1913          Southfield, Michigan,
Southfield, Michigan  48076           a division of Cambridge Financial
                                      Services, a consulting and securities
brokerage firm,
                                      Southfield, Michigan

Ashby M. Foote, III, 44               President,
Vice President                        Vector Money Management, Inc.,
Mississippi Opportunity Fund          Jackson, Mississippi
One Jackson Place, Suite 1070
Jackson, Mississippi 39201

H. Kel Landis, III, 39                Executive Vice President,
Trustee                               Centura Bank,
304 Stonybrook Road                   Rocky Mount, North Carolina
Rocky Mount, North Carolina  27803

J. Finley Lee, Jr., 56                Julian Price Professor of Business
Administration,
Trustee                               University of North Carolina,
614 Croom Court                       Chapel Hill, North Carolina
Chapel Hill, North Carolina  27514

John E. Lynch, 35                     Investment Executive,
Vice President                        Robert Thomas Securities,
Mississippi Opportunity Fund          Jackson, Mississippi,
400 East Capitol Street                 since July 1994; previously
Jackson, Mississippi 39201            Vice President
                                      Paine Webber, Inc.
                                      Jackson, Mississippi

Frank P. Meadows III, 34              Managing Director,
President                             The Nottingham Company,
Nottingham Short Term Income Fund     Rocky Mount, North Carolina,
Trustee, Vice Chairman and Treasurer*    Administrator to the Trust;
105 North Washington Street           Registered Representative and Limited
Securities Principal,
Rocky Mount, North Carolina  27802       Capital Investment Group, Inc.,
                                      Raleigh, North Carolina

O. James Peterson, III, 60            Financial/Management Consultant,
Trustee                               Richmond, Virginia,
Five Bellona Arsenal                    since March 1994; previously
Midlothian, Virginia                  Senior Vice President,
                                       Chief Financial Officer,
                                      Dominion Resources, Inc.,
                                      Richmond, Virginia,
                                      Vice Chairman of Board of Directors,
                                      Dominion Lands, Inc.,
                                      Richmond, Virginia

Christopher J. Smith, 28              Director,
Trustee and Chairman*                 Amelia Earhart Capital Management, Inc.,
President                             Southfield, Michigan,
Amelia Earhart: Eagle Equity Fund     Advisor to the Fund;
One Towne Square, Suite 1913          Corporate Counsel,
Southfield, Michigan  48076           Seligman & Associates,
                                      Southfield, Michigan,
                                      a real estate management and
                                       development company

Jasen M. Snelling, 32                 President
Trustee*                              CityFund Advisory, Inc.;
President                             Cincinnati, Ohio
Greater Cincinnati Fund                 since September 1994;
525 Vine Street #1800                 Broker,
Cincinnati, Ohio  45202               PNC Bank,
                                      Cincinnati, Ohio,
                                        since March 1992; previously
                                      Broker, Provident Bank, Cincinnati, Ohio, from September 1991 to March 1992;
                                       previously
                                      Agent, The Equitable, Cincinnati, Ohio,
                                      from August 1989 to August 1991

Robert B. Thompson, 48                Chief Executive Officer,
Trustee*                              Morehead Capital Advisors LLC;
President                               until 1995, Chief Executive Officer,
The CarolinasFund                     Morehead Investment Advisors, Inc.
1944 Brunswick Avenue                 Charlotte, North Carolina
Charlotte, North Carolina  28207      Registered Representative
                                      Capital Investment Group, Inc.,
                                      Raleigh, North Carolina

C. Frank Watson III, 25               Compliance Administrator,
Assistant Secretary                   The Nottingham Company, LLC,
Assistant Treasurer                   Rocky Mount, North Carolina,
105 North Washington Street             since 1992; previously,
Rocky Mount, North Carolina  27802        Student, University of
                                       North Carolina
                                      Chapel Hill, North Carolina

Timothy C. Wheeler, 36                Senior Vice President,
Vice President                        Legacy Advisors, Inc.,
Legacy Equity Fund                    Dallas, Texas;
2911 Turtle Creek Boulevard           Vice President,
Suite 400                                Forum Securities, Inc.
Dallas, Texas 75219                   Dallas, Texas
_______________________________

* Indicates that the Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his affiliation with the Trust or one of the investment advisors to the Trust.

The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each non-affiliated Trustee receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Principal Holders of Voting Securities. As of December 4, 1995, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of December 4, 1995.

                                             Class A

    Name and Address of                  Amount and Nature of
    Beneficial Owner                     Beneficial Ownership*           Percent

    BHC Securities, Inc.                    9,328.025 shares             17.325%
    Trade House Account
    One Commerce Square
    2005 Market Street Suite 1200
    Philadelphia, Pennsylvania  19103

    Donaldson, Lufkin & Jenerette           9,996.002 shares             17.392%
    Securities Corporation, Inc.
    P.O. Box 2052
    Jersey City, New Jersey  07303

    Donaldson, Lufkin & Jenerette           6,606.559 shares             11.494%
    House Account
    P.O. Box 2052
    Jersey City, New Jersey  07303

                                             Class B

    Name and Address of                  Amount and Nature of
    Beneficial Owner                     Beneficial Ownership*           Percent

    CityFund Advisory, Inc.                  9.924 shares              100.00%**
    525 Vine Street #1800
    Cincinnati, Ohio 45202

* The shares indicated are believed by the Trust to be owned both of record and beneficially, except shares owned by BHC Securities, Inc. and Donaldson, Lufkin & Jenerette Securities Corporation, Inc. (owned of record for the benefit of their customers).

** Pursuant to applicable SEC regulations, this shareholder is deemed to control the Class B shares of the Fund.

Investment Advisor. Information about CityFund Advisory, Inc., 525 Vine Street #1800, Cincinnati, Ohio 45202 (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

The Advisor will receive a monthly management fee equal to an annual rate of 1.25% of the average daily net asset value of the Fund. Restrictive limitations may be imposed on the Fund as a result of changes in current state laws and regulations in those states where the Fund has qualified its shares, or by a decision of the Trustees to qualify the shares in other states having restrictive expense limitations.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor voluntarily waived its fee in the amount of $214 and reimbursed a portion of the Fund's expenses in the amount of $10,815 for the fiscal period ended February 28, 1995.

The Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company, LLC (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.20% of the average daily net assets of the Fund on the first $50 million; 0.175% of the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $2,000 for the first class of the Fund and $750 for each additional class of the Fund for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

For services to the Fund for the fiscal period ended February 28, 1995, the Administrator waived its administration fees in the amount of $1,939. For such period, the Administrator received $4,000 for accounting and recordkeeping services.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and
(9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

The Administrator will also serve as the Fund's transfer agent and dividend disbursing agent and will provide certain accounting and pricing services for the Fund.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

For the fiscal period ended February 28, 1995, the Distributor retained sales charges in the amount of $205.

Custodian. Wachovia Bank of North Carolina, N.A. (the "Custodian"), 301 North Main Street, Winston-Salem, North Carolina 27102 serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of KPMG Peat Marwick LLP, 1021 East Cary Street, Richmond, Virginia 23219-4023, serves as independent accountants for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                                  SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish.
When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.
The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan except for potential deferred sales charges with respect to Class B shares. The Prospectus contains additional information and limitations relating to the use of a Systematic Withdrawal Plan by a holder of Class B shares. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-FUND, or by writing to:

                                     Greater Cincinnati Fund
                                   105 North Washington Street
                                      Post Office Drawer 69
                             Rocky Mount, North Carolina  27802-0069

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                              ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

          P(1+T)n = ERV

 Where:   T =     average annual total return.
          ERV =   ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
          P =     hypothetical initial payment of $1,000 from which the
                  maximum sales load is deducted.
          n =     period covered by the computation, expressed in terms of
                  years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations, including any contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The aggregate total return for the Class A shares of the Fund for the fiscal period from the inception of the Fund (January 3, 1995) through February 28, 1995 was -3.27%. Without reflecting the effects of the maximum 3.5% sales load, the aggregate total return for the Class A shares for such fiscal period was 0.00%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The Class A shares of the Fund were not offered during such period. Aggregate total return is calculated similarly to annual total return, except that the return is aggregated, rather that annualized.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to published reports of the performance of unmanaged portfolios of companies located in the Greater Cincinnati Area. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

- Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

- Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                           APPENDIX A

                                     DESCRIPTION OF RATINGS

The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment Grade-Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the fund may invest in money market or repurchase agreement instruments as described in the Prospectus. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.
Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

      Aaa - Bonds that are rated Aaa are judged to be of the best quality.
      They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

      MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

      AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

      BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

      AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

      F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

      F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.